EXHIBIT 99.42

Here's what we like to see:

The percentages per table should add up to 100% (denominator = corresponding aggregate collateral pool balance)

For example, if the collateral matices are for group II collateral, denominator to be used for all the % should be as of aggregate group II collateral balance)

FICO & Documentation
----------------------------------------------------------------------------------------------------------
FICO Score                Full DOC   Limited Doc   Stated Doc       All Docs   Avg Prin Bal    Current LTV
----------------------------------------------------------------------------------------------------------
(50 increment)
--------------------------
0 - 499
500 - 550                    8.42%         0.22%        4.58%         13.22%        165,550         72.28
551 - 600                   11.33%         0.49%        7.90%         19.72%        162,605         78.43
601 - 650                   16.29%         0.56%       15.75%         32.60%        180,433         81.41
651 - 700                    7.85%         0.76%       14.64%         23.24%        198,901         81.38
701 - 750                    1.97%         0.17%        5.99%          8.13%        205,410         81.92
751 - 800                    0.96%         0.02%        1.88%          2.85%        224,392         81.98
801 - 850                    0.08%         0.00%        0.16%          0.24%        284,622         88.81
--------------------------
Total:                      46.89%         2.20%       50.91%        100.00%        181,237         79.69
----------------------------------------------------------------------------------------------------------

LTV & FICO
-------------------------------------------------------------------------------------------------------------------------------
Current LTV                  FICO NA  FICO 500-550    551-600    601-650    651-700    701-750   751-800   801-850      total
------------------------------------------------------------------------------------------------------------------------------
(10 increment)
      0.01 -      10.00        0.00%         0.02%      0.00%      0.00%      0.00%      0.00%     0.00%     0.00%      0.02%
     10.01 -      20.00        0.00%         0.03%      0.01%      0.01%      0.03%      0.00%     0.01%     0.00%      0.08%
     20.01 -      30.00        0.00%         0.16%      0.13%      0.09%      0.01%      0.01%     0.00%     0.00%      0.40%
     30.01 -      40.00        0.00%         0.43%      0.25%      0.07%      0.07%      0.05%     0.00%     0.00%      0.87%
     40.01 -      50.00        0.00%         0.38%      0.56%      0.31%      0.14%      0.07%     0.02%     0.00%      1.48%
     50.01 -      60.00        0.00%         0.90%      0.86%      0.68%      0.51%      0.00%     0.00%     0.00%      2.94%
     60.01 -      70.00        0.00%         2.96%      2.25%      1.80%      1.03%      0.36%     0.25%     0.00%      8.65%
     70.01 -      80.00        0.00%         5.43%      7.83%     18.49%     14.78%      5.44%     1.62%     0.14%     53.74%
     80.01 -      90.00        0.00%         2.85%      6.39%      7.22%      4.08%      1.23%     0.61%     0.00%     22.38%
     90.01 -     100.00        0.00%         0.07%      1.44%      3.93%      2.59%      0.96%     0.34%     0.11%      9.44%
Total:                         0.00%        13.22%     19.72%     32.60%     23.24%      8.13%     2.85%     0.24%    100.00%
-------------------------------------------------------------------------------------------------------------------------------

LTV & FICO
-------------------------------------------------------------------
Current LTV               Avg Prin Bal         WAC    Gross Margin
--------------------------             ----------------------------
(10 increment)
      0.01 -      10.00        149,810       8.300           6.990
     10.01 -      20.00         83,377       7.778           6.712
     20.01 -      30.00         97,187       8.226           6.810
     30.01 -      40.00        141,750       8.046           6.604
     40.01 -      50.00        161,544       7.851           6.458
     50.01 -      60.00        162,298       7.776           6.606
     60.01 -      70.00        189,191       7.793           6.529
     70.01 -      80.00        208,319       7.218           6.145
     80.01 -      90.00        195,338       7.761           6.223
     90.01 -     100.00         99,542       9.040           6.403
Total:                         181,237       7.599           6.237
-------------------------------------------------------------------

Prin Balance & FICO
-------------------------------------------------------------------------------------------------------------------------------
Prin Balance                 FICO NA  FICO 500-550    551-600    601-650    651-700    701-750   751-800   801-850      total
-------------------------------------------------------------------------------------------------------------------------------
(50,000 increments)
--------------------------
        $1 -   $50,000         0.00%         0.25%      0.40%      0.68%      0.30%      0.13%     0.02%     0.00%      1.78%
   $50,001 -  $100,000         0.00%         1.40%      2.28%      3.09%      1.77%      0.62%     0.16%     0.01%      9.33%
  $100,001 -  $150,000         0.00%         2.40%      3.48%      4.20%      2.81%      0.80%     0.26%     0.02%     13.96%
  $150,001 -  $200,000         0.00%         2.60%      3.15%      4.25%      2.98%      0.76%     0.51%     0.00%     14.26%
  $200,001 -  $250,000         0.00%         1.94%      2.81%      4.42%      2.31%      0.75%     0.20%     0.03%     12.46%
  $250,001 -  $300,000         0.00%         1.34%      2.34%      3.67%      2.87%      1.14%     0.12%     0.04%     11.52%
  $300,001 -  $350,000         0.00%         0.99%      1.95%      2.95%      2.97%      1.05%     0.14%     0.00%     10.05%
  $350,001 -  $400,000         0.00%         0.65%      1.34%      2.29%      1.83%      0.92%     0.57%     0.00%      7.59%
  $400,001 -  $450,000         0.00%         0.79%      0.79%      2.42%      1.45%      0.50%     0.31%     0.06%      6.33%
  $450,001 -  $500,000         0.00%         0.48%      0.75%      1.83%      1.79%      0.55%     0.07%     0.00%      5.47%
  $500,001 -  $550,000         0.00%         0.08%      0.15%      1.35%      0.60%      0.23%     0.23%     0.00%      2.63%
  $550,001 -  $600,000         0.00%         0.08%      0.17%      0.50%      0.40%      0.08%     0.08%     0.08%      1.40%
  $600,001 -  $650,000         0.00%         0.00%      0.00%      0.45%      0.63%      0.35%     0.09%     0.00%      1.53%
  $650,001 -  $700,000         0.00%         0.00%      0.00%      0.29%      0.29%      0.00%     0.10%     0.00%      0.68%
  $700,001 -  $750,000         0.00%         0.11%      0.11%      0.10%      0.10%      0.00%     0.00%     0.00%      0.42%
  $750,001 -  $800,000         0.00%         0.11%      0.00%      0.00%      0.11%      0.11%     0.00%     0.00%      0.34%
  $800,001 -  $850,000         0.00%         0.00%      0.00%      0.12%      0.00%      0.00%     0.00%     0.00%      0.12%
  $850,001 -  $900,000         0.00%         0.00%      0.00%      0.00%      0.00%      0.13%     0.00%     0.00%      0.13%
--------------------------
Total:                         0.00%        13.22%     19.72%     32.60%     23.24%      8.13%     2.85%     0.24%    100.00%
-------------------------------------------------------------------------------------------------------------------------------

Prin Balance & FICO
-------------------------------------------------------------------
Prin Balance               Current LTV         WAC    Gross Margin
-------------------------------------------------------------------
(50,000 increments)
--------------------------
        $1 -   $50,000           87.73      10.061           6.839
   $50,001 -  $100,000           82.17       8.700           6.442
  $100,001 -  $150,000           78.86       8.033           6.336
  $150,001 -  $200,000           77.67       7.698           6.261
  $200,001 -  $250,000           78.62       7.515           6.295
  $250,001 -  $300,000           79.71       7.359           6.228
  $300,001 -  $350,000           79.87       7.171           6.158
  $350,001 -  $400,000           79.86       7.136           6.185
  $400,001 -  $450,000           81.22       7.090           6.047
  $450,001 -  $500,000           80.66       7.090           6.182
  $500,001 -  $550,000           80.07       6.877           5.984
  $550,001 -  $600,000           83.46       7.141           6.022
  $600,001 -  $650,000           80.08       6.981           5.962
  $650,001 -  $700,000           80.95       6.757           5.922
  $700,001 -  $750,000           65.51       7.149           6.232
  $750,001 -  $800,000           71.08       7.767           6.713
  $800,001 -  $850,000           74.78       6.200           0.000
  $850,001 -  $900,000           74.96       6.490           5.990
--------------------------
Total:                           79.69       7.599           6.237
-------------------------------------------------------------------

Prepayment Penalty & FICO
---------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term      FICO NA  FICO 500-550    551-600    601-650    651-700    701-750   751-800   801-850      total
---------------------------------------------------------------------------------------------------------------------------------
(whatever increments)
--------------------------
              0                0.00%         3.79%      6.05%      8.89%      7.15%      1.84%     0.91%     0.13%     28.75%
              6                0.00%         0.00%      0.00%      0.00%      0.00%      0.00%     0.06%     0.00%      0.06%
             12                0.00%         1.12%      1.86%      3.23%      2.10%      0.72%     0.27%     0.12%      9.42%
             18                0.00%         0.00%      0.00%      0.00%      0.00%      0.00%     0.07%     0.00%      0.07%
             24                0.00%         6.99%      9.42%     15.87%     10.62%      3.93%     1.08%     0.00%     47.91%
             36                0.00%         1.23%      2.39%      4.61%      3.34%      1.62%     0.45%     0.00%     13.65%
             60                0.00%         0.09%      0.00%      0.00%      0.04%      0.01%     0.00%     0.00%      0.14%
--------------------------
Total:                         0.00%        13.22%     19.72%     32.60%     23.24%      8.13%     2.85%     0.24%    100.00%
--------------------------------------------------------------------------------------------------------------------------------

Prepayment Penalty & FICO
--------------------------------------------------------------------------------------
Prepayment Penalty Term      Current LTV         WAC    Gross Margin     Avg Prin Bal
--------------------------------------------------------------------------------------
(whatever increments)
--------------------------
              0                    80.33       7.960           6.226          171,187
              6                    80.00       6.150           5.150          438,400
             12                    76.96       7.387           6.228          260,668
             18                    83.99       7.789           6.490          239,930
             24                    80.10       7.567           6.232          176,448
             36                    78.77       7.106           6.313          182,001
             60                    77.70       7.127           6.268          191,830
--------------------------
Total:                             79.69       7.599           6.237          181,237
--------------------------------------------------------------------------------------

Mortg Rates & FICO
---------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                  FICO NA  FICO 500-550    551-600    601-650    651-700    701-750   751-800   801-850      total
---------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
--------------------------
     4.501 -      5.000        0.00%         0.00%      0.00%      0.00%      0.04%      0.04%     0.00%     0.00%      0.07%
     5.001 -      5.500        0.00%         0.04%      0.04%      0.08%      0.30%      0.17%     0.06%     0.00%      0.71%
     5.501 -      6.000        0.00%         0.17%      0.50%      1.90%      2.41%      1.23%     0.68%     0.00%      6.89%
     6.001 -      6.500        0.00%         0.09%      1.40%      5.02%      4.76%      1.62%     0.45%     0.04%     13.38%
     6.501 -      7.000        0.00%         0.62%      3.06%      7.60%      5.25%      1.91%     0.61%     0.06%     19.12%
     7.001 -      7.500        0.00%         0.83%      2.49%      5.19%      3.76%      1.31%     0.30%     0.00%     13.89%
     7.501 -      8.000        0.00%         1.77%      4.77%      5.21%      2.99%      0.58%     0.32%     0.12%     15.75%
     8.001 -      8.500        0.00%         2.34%      2.51%      2.67%      1.31%      0.53%     0.11%     0.00%      9.46%
     8.501 -      9.000        0.00%         3.01%      1.89%      1.89%      0.88%      0.23%     0.22%     0.02%      8.13%
     9.001 -      9.500        0.00%         1.25%      0.94%      0.82%      0.41%      0.15%     0.01%     0.00%      3.58%
     9.501 -     10.000        0.00%         1.62%      1.09%      0.61%      0.53%      0.20%     0.07%     0.01%      4.13%
    10.001 -     10.500        0.00%         0.69%      0.59%      0.49%      0.30%      0.11%     0.00%     0.00%      2.18%
    10.501 -     11.000        0.00%         0.58%      0.15%      0.54%      0.11%      0.03%     0.03%     0.00%      1.43%
    11.001 -     11.500        0.00%         0.13%      0.16%      0.25%      0.13%      0.01%     0.00%     0.00%      0.69%
    11.501 -     12.000        0.00%         0.07%      0.12%      0.10%      0.03%      0.01%     0.00%     0.00%      0.33%
    12.001 -     12.500        0.00%         0.00%      0.01%      0.15%      0.02%      0.00%     0.00%     0.00%      0.19%
    12.501 -     13.000        0.00%         0.00%      0.00%      0.04%      0.02%      0.00%     0.00%     0.00%      0.06%
    13.001 -     13.500        0.00%         0.00%      0.00%      0.02%      0.00%      0.00%     0.00%     0.00%      0.02%
--------------------------
Total:                         0.00%        13.22%     19.72%     32.60%     23.24%      8.13%     2.85%     0.24%    100.00%
---------------------------------------------------------------------------------------------------------------------------------

Mortg Rates & FICO
-------------------------------------------------------------------------------------
Mortg Rates                 Current LTV         WAC    Gross Margin     Avg Prin Bal
-------------------------------------------------------------------------------------
(50 bps increment)
--------------------------
     4.501 -      5.000           70.12       4.947           5.990          259,831
     5.001 -      5.500           76.27       5.471           5.213          308,893
     5.501 -      6.000           76.24       5.870           5.387          272,669
     6.001 -      6.500           78.67       6.320           5.668          268,513
     6.501 -      7.000           78.82       6.811           5.974          234,428
     7.001 -      7.500           79.75       7.299           6.176          206,398
     7.501 -      8.000           79.46       7.801           6.415          193,425
     8.001 -      8.500           80.61       8.278           6.594          160,032
     8.501 -      9.000           79.84       8.770           6.733          157,155
     9.001 -      9.500           82.28       9.289           6.945          119,844
     9.501 -     10.000           83.38       9.784           7.183          105,172
    10.001 -     10.500           84.49      10.312           7.350           86,136
    10.501 -     11.000           82.66      10.846           7.027           78,206
    11.001 -     11.500           86.97      11.258           6.781           72,723
    11.501 -     12.000           80.26      11.757           6.671           70,421
    12.001 -     12.500           99.60      12.271           5.800           42,053
    12.501 -     13.000           99.60      12.836           0.000           49,417
    13.001 -     13.500           99.47      13.475           0.000           39,672
--------------------------
Total:                            79.69       7.599           6.237          181,237
-------------------------------------------------------------------------------------

Mortg Rates & LTV
---------------------------------------------------------------------------------------------------------------------------------
Mortg Rates                   .01-10      10.01-20   20.01-30   30.01-40   40.01-50   50.01-60  60.01-70  70.01-80   80.01-90
---------------------------------------------------------------------------------------------------------------------------------
(50 bps increment)
--------------------------
     4.501 -      5.000        0.00%         0.00%      0.00%      0.00%      0.00%      0.00%     0.04%     0.04%      0.00%
     5.001 -      5.500        0.00%         0.00%      0.00%      0.00%      0.00%      0.00%     0.09%     0.62%      0.00%
     5.501 -      6.000        0.00%         0.00%      0.04%      0.03%      0.11%      0.37%     0.74%     4.66%      0.94%
     6.001 -      6.500        0.00%         0.00%      0.01%      0.07%      0.09%      0.29%     1.08%     9.21%      2.34%
     6.501 -      7.000        0.00%         0.01%      0.02%      0.11%      0.21%      0.46%     1.65%    12.54%      3.65%
     7.001 -      7.500        0.00%         0.02%      0.07%      0.18%      0.17%      0.29%     0.64%     8.61%      3.06%
     7.501 -      8.000        0.00%         0.01%      0.09%      0.06%      0.43%      0.62%     1.20%     8.00%      4.10%
     8.001 -      8.500        0.02%         0.03%      0.02%      0.13%      0.05%      0.21%     0.69%     4.30%      3.07%
     8.501 -      9.000        0.00%         0.01%      0.07%      0.12%      0.23%      0.15%     0.72%     3.29%      2.36%
     9.001 -      9.500        0.00%         0.00%      0.03%      0.06%      0.03%      0.11%     0.47%     0.92%      1.15%
     9.501 -     10.000        0.00%         0.00%      0.01%      0.03%      0.05%      0.09%     0.51%     1.14%      1.11%
    10.001 -     10.500        0.00%         0.00%      0.00%      0.02%      0.01%      0.17%     0.38%     0.32%      0.36%
    10.501 -     11.000        0.00%         0.00%      0.02%      0.05%      0.06%      0.08%     0.27%     0.09%      0.14%
    11.001 -     11.500        0.00%         0.00%      0.02%      0.00%      0.02%      0.02%     0.15%     0.01%      0.05%
    11.501 -     12.000        0.00%         0.00%      0.01%      0.02%      0.00%      0.07%     0.03%     0.00%      0.06%
    12.001 -     12.500        0.00%         0.00%      0.00%      0.00%      0.00%      0.00%     0.00%     0.00%      0.00%
    12.501 -     13.000        0.00%         0.00%      0.00%      0.00%      0.00%      0.00%     0.00%     0.00%      0.00%
    13.001 -     13.500        0.00%         0.00%      0.00%      0.00%      0.00%      0.00%     0.00%     0.00%      0.00%
--------------------------
Total:                         0.02%         0.08%      0.40%      0.87%      1.48%      2.94%     8.65%    53.74%     22.38%
---------------------------------------------------------------------------------------------------------------------------------

Mortg Rates & LTV
----------------------------------------------------------------------------------------------
Mortg Rates                  90.01-100       total     avg FICO  Gross Margin    Avg Prin Bal
----------------------------------------------------------------------------------------------
(50 bps increment)
--------------------------
     4.501 -      5.000          0.00%        0.07%       707         5.990         259,831
     5.001 -      5.500          0.00%        0.71%       676         5.213         308,893
     5.501 -      6.000          0.00%        6.89%       670         5.387         272,669
     6.001 -      6.500          0.30%       13.38%       655         5.668         268,513
     6.501 -      7.000          0.48%       19.12%       644         5.974         234,428
     7.001 -      7.500          0.84%       13.89%       637         6.176         206,398
     7.501 -      8.000          1.24%       15.75%       617         6.415         193,425
     8.001 -      8.500          0.95%        9.46%       601         6.594         160,032
     8.501 -      9.000          1.17%        8.13%       588         6.733         157,155
     9.001 -      9.500          0.81%        3.58%       587         6.945         119,844
     9.501 -     10.000          1.19%        4.13%       584         7.183         105,172
    10.001 -     10.500          0.91%        2.18%       591         7.350          86,136
    10.501 -     11.000          0.72%        1.43%       586         7.027          78,206
    11.001 -     11.500          0.42%        0.69%       606         6.781          72,723
    11.501 -     12.000          0.14%        0.33%       588         6.671          70,421
    12.001 -     12.500          0.18%        0.19%       625         5.800          42,053
    12.501 -     13.000          0.06%        0.06%       641         0.000          49,417
    13.001 -     13.500          0.02%        0.02%       621         0.000          39,672
--------------------------
Total:                           9.44%      100.00%       627         6.237         181,237
------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.